Exhibit 10.1

Execution Version

SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Agreement”) dated as of July 1, 2019, is executed by the Lenders (as defined below) party hereto, MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent (the “Administrative Agent”), BROADSTONE NET LEASE, LLC (the “Borrower”) and BROADSTONE NET LEASE, INC. (the “Parent”).

WHEREAS, the Borrower, the Parent, the financial institutions party thereto (the “Lenders”), the Administrative Agent and certain other parties have entered into that certain Revolving Credit and Term Loan Agreement dated as of June 23, 2017 (as increased and amended by that certain Consent and Agreement Regarding Commitment Increases and Additional Term Loans dated as of November 20, 2017 and that certain First Amendment and Agreement Regarding Commitment Increases dated as of February 28, 2019, and as otherwise in effect immediately prior to the effectiveness of this Agreement, the “Credit Agreement”);

WHEREAS, the Borrower has requested the Credit Agreement be amended as set forth herein, including for the purpose of (i) reducing the Applicable Margin as it applies to the Term Facility 2 Loans that are LIBOR Loans and Term Facility 2 Loans that are Base Rate Loans and (ii) amending Sections 10.1.(a) and 10.1.(g) of the Credit Agreement;

WHEREAS, the Term Facility 2 Lenders and the other Lenders party hereto have agreed to provide that certain amendment set forth herein on the terms and conditions contained herein and, as applicable, have consented to this Agreement and the amendments to the Credit Agreement described in Section 1 below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Amendments.

(a)Upon the effectiveness of this Agreement, and in reliance on the truth and accuracy of the representations set forth in Section 3 below, the Credit Agreement is hereby amended by deleting the definition of “Applicable Margin” set forth in Section 1.1 thereof in its entirety and replacing such definition with the following:

“Applicable Margin” means the percentage rates set forth in the applicable table below corresponding to the level (each a “Level”) into which the Borrower’s Credit Rating then falls.  As of the Agreement Date, the Applicable Margins are determined based on Level IV in the first table below.  Any change in the Borrower’s Credit Rating which would cause the Applicable Margins to be determined based on a different Level shall be effective as of the first day of the first calendar month immediately following receipt by the Administrative Agent of written notice delivered by the Borrower in accordance with Section 9.4.(r) that the Borrower’s Credit Rating has changed; provided, however, if the Borrower has not delivered the notice required by such Section but the Administrative Agent becomes aware that the Borrower’s Credit Rating has changed, then the Administrative Agent may, in its sole discretion, adjust the Level effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware that the Borrower’s Credit Rating has changed.  During any period that the Borrower has received two Credit Ratings that are not equivalent, the Applicable

Margins shall be determined based on the Level corresponding to the higher of such Credit Ratings (with Level I being the highest and Level V being the lowest).  During any period for which the Borrower has received a Credit Rating from only one Rating Agency, then the Applicable Margins shall be determined based on such Credit Rating. During any period that the Borrower has not received a Credit Rating from either Rating Agency the Applicable Margins shall be determined based on Level V in the applicable table below.  The provisions of this definition shall be subject to Section 2.5.(c).

Prior to July 1, 2019:

Level	Borrower’s Credit Rating S&P/Moody’s	Applicable Margin for Revolving Loans that are LIBOR Loans	Applicable Margin for Revolving Loans that are Base Rate Loans	Applicable Margin for Term Facility 1 Loans that are LIBOR Loans	Applicable Margin for Term Facility 1 Loans that are Base Rate Loans	Applicable Margin for Term Facility 2 Loans that are LIBOR Loans	Applicable Margin for Term Facility 2 Loans that are Base Rate Loans
I	A-/A3 or better	0.825%	0.000%	0.900%	0.000%	1.500%	0.500%
II	BBB+/Baa1	0.875%	0.000%	0.950%	0.000%	1.550%	0.550%
III	BBB/Baa2	1.000%	0.000%	1.100%	0.100%	1.650%	0.650%
IV	BBB-/Baa3	1.200%	0.200%	1.350%	0.350%	1.900%	0.900%
V	Lower than BBB-/Baa3	1.550%	0.550%	1.750%	0.750%	2.450%	1.450%

On and after July 1, 2019:

Level	Borrower’s Credit Rating S&P/Moody’s	Applicable Margin for Revolving Loans that are LIBOR Loans	Applicable Margin for Revolving Loans that are Base Rate Loans	Applicable Margin for Term Facility 1 Loans that are LIBOR Loans	Applicable Margin for Term Facility 1 Loans that are Base Rate Loans	Applicable Margin for Term Facility 2 Loans that are LIBOR Loans	Applicable Margin for Term Facility 2 Loans that are Base Rate Loans
I	A-/A3 or better	0.825%	0.000%	0.900%	0.000%	0.850%	0.000%
II	BBB+/Baa1	0.875%	0.000%	0.950%	0.000%	0.900%	0.000%
III	BBB/Baa2	1.000%	0.000%	1.100%	0.100%	1.000%	0.000%
IV	BBB-/Baa3	1.200%	0.200%	1.350%	0.350%	1.250%	0.250%
V	Lower than BBB-/Baa3	1.550%	0.550%	1.750%	0.750%	1.650%	0.650%

(b)Upon the effectiveness of this Agreement, and in reliance on the truth and accuracy of the representations set forth in Section 3 below, the Credit Agreement is hereby further amended by deleting Section 10.1.(a) thereof in its entirety and replacing such Section with the following:

(a) Leverage Ratio.  Except as otherwise provided in this subsection (a) below, the Parent shall not permit the ratio of (i) Total Outstanding Indebtedness of the Parent and its Subsidiaries to (ii) Total Market Value, to exceed 0.60 to 1.00 at any time. Notwithstanding the foregoing, the Parent shall have the option, exercisable two times during the term of this Agreement, to elect that the ratio of (i) Total Outstanding Indebtedness of the Parent and its Subsidiaries to (ii) Total Market Value may exceed 0.60 to 1.00 for any fiscal quarter in which the Borrower completes a Material Acquisition and the immediately subsequent two fiscal quarters so long as (1) the Parent has delivered a written notice to the Administrative Agent that the Parent is exercising its option under this subsection (a) and (2) such ratio does not exceed 0.65 to 1.00 at the end of the fiscal quarter for which such election has been made and the immediately subsequent two fiscal quarters.

(c)Upon the effectiveness of this Agreement, and in reliance on the truth and accuracy of the representations set forth in Section 3 below, the Credit Agreement is hereby further amended by deleting Section 10.1.(g) thereof in its entirety and replacing such Section with the following:

(g)Ratio of Total Unsecured Indebtedness to Total Unencumbered Eligible Property Value.  Except as otherwise provided in this subsection (g) below, the Parent shall not permit the ratio of (i) Total Unsecured Indebtedness of the Parent and its Subsidiaries to (ii) Total Unencumbered Eligible Property Value to exceed 0.60 to 1.00 at any time. Notwithstanding the foregoing, the Parent shall have the option, exercisable two times during the term of this Agreement, to elect that the ratio of (i) Total Unsecured Indebtedness of the Parent and its Subsidiaries to (ii) Total Unencumbered Eligible Property Value may exceed 0.60 to 1.00 for any fiscal quarter in which the Borrower completes a Material Acquisition and the immediately subsequent two fiscal quarters so long as (1) the Parent has delivered a written notice to the Administrative Agent that the Parent is exercising its option under this subsection (g) and (2) such ratio does not exceed 0.65 to 1.00 at the end of the fiscal quarter for which such election has been made and the immediately subsequent two fiscal quarters.

(d)Other than as expressly set forth herein, nothing contained herein shall in any way (i) waive, release, modify or limit the Loan Parties’ respective obligations to otherwise comply with all terms and conditions of any or all of the Credit Agreement and the other Loan Documents, or (ii) waive, release, modify or limit any or all of the Administrative Agent’s and/or the Lenders’ respective rights, remedies and privileges thereunder.

Section 2.  Conditions Precedent.  The effectiveness of this Agreement, including without limitation, the amendment set forth in Section 1 above, is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)a counterpart of this Agreement duly executed by the Borrower, the Parent, the Administrative Agent, each Term Facility 2 Lender and the other consenting Lenders;

(b)evidence that all fees (including the fees set forth in Section 9(a) below), expenses and reimbursement amounts due and payable to the Administrative Agent and each Signing Lender (as defined below) have been paid; and

(c)such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3.  Representations of Borrower.  The Borrower and the Parent each represents and warrants that:

(a)(i) this Agreement has been duly authorized by all necessary limited liability company action of the Borrower and all corporate action of the Parent, and the Parent has the requisite power and authority to execute and deliver on behalf of itself and the Borrower this Agreement, (ii) each of the Borrower and the Parent has the requisite power and authority to perform this Agreement and the Credit Agreement, as amended by this Agreement, in accordance with their respective terms, (iii) this Agreement has been duly executed and delivered by the Borrower and the Parent and each of this Agreement and the Credit Agreement, as amended by this Agreement, is a legal, valid and binding obligation of the Borrower and the Parent enforceable against the Borrower and the Parent in accordance with their respective terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (B) the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally;

(b)the execution and delivery by the Borrower and the Parent of this Agreement and the performance by the Borrower and the Parent of this Agreement and the Credit Agreement, as amended by this Agreement, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both:  (i) require any Governmental Approvals or violate any Applicable Law (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under (A) the organizational documents of the Parent, the Borrower or any other Loan Party, or (B) any indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties are bound, except under this clause (B) as could not reasonably be expected to have a Material Adverse Effect; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Parent, the Borrower or any other Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders.

(c)(i) no Default or Event of Default has occurred and is continuing as of the effective date of this Agreement and immediately after giving effect to the amendment set forth herein and (ii) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on the effective date of this Agreement and immediately after giving effect to the amendment set forth herein except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

Section 4.  Reaffirmation.    Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty dated as of June 23, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) and agrees that the transactions contemplated by the Agreement shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 5. Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 6.  Counterparts.  This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement. Signatures hereto delivered by facsimile transmission, emailed .pdf file or other similar forms of electronic transmission shall be deemed original signatures, which hereby may be relied upon by all parties and shall be binding on the respective signor.

Section 7.  Headings.  Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

Section 8.  Amendments; Waivers.  This Agreement may not be amended, changed, waived or modified except by a writing executed by each of the Term Facility 2 Lenders, the Administrative Agent, the Requisite Lenders and the Borrower.

Section 9.  Expenses.  The Borrower shall reimburse the Administrative Agent upon demand for all reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.

Section 10.  Benefits.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 11.  Effects.  On and after the effectiveness of this Agreement, this Agreement shall constitute a Loan Document.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date this Agreement becomes effective. The Credit Agreement, as herein amended, is hereby ratified and confirmed in all respects.

Section 12.  Definitions.  Capitalized terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Revolving Credit and Term Loan Agreement to be executed as of the date first above written.

THE BORROWER:

BROADSTONE NET LEASE, LLC

By:  Broadstone Net Lease, Inc., Managing Member

By:	/s/ Ryan M. Albano
Name:	Ryan M. Albano
Title:	Chief Financial Officer

THE PARENT AND A GUARANTOR:

BROADSTONE NET LEASE, INC.

By:	/s/ Ryan M. Albano
Name:	Ryan M. Albano
Title:	Chief Financial Officer

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THE ADMINISTRATIVE AGENT AND THE LENDERS

(including Term Facility 2 Lenders):

MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent, a Lender and a Term Facility 2 Lender

By:	/s/ Lisa Plescia
Name:	Lisa Plescia
Title:	Vice President

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for Broadstone Net Lease LLC]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and a Term Facility 2 Lender

By:	/s/ Matthew Kuhn
Name:	Matthew Kuhn
Title:	Vice President

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BANK OF MONTREAL, as a Lender and a Term Facility 2 Lender

By:	/s/ Aaron Lanski
Name:	Aaron Lanski
Title:	Managing Director

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J.P.MORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Austin Lotito
Name:	Austin Lotito
Title:	Vice President

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SUNTRUST BANK, as a Lender

By:	/s/ Ryan Almond
Name:	Ryan Almond
Title:	Director

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REGIONS BANK, as a Lender and a Term Facility 2 Lender

By:	/s/ T. Barrett Vawter
Name:	T. Barrett Vawter
Title:	Vice President

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BRANCH BANKING AND TRUST COMPANY, as a Lender and a Term Facility 2 Lender

By:	/s/ Karen Cadiente
Name:	Karen Cadiente
Title:	AssistantVice President

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ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender and a Term Facility 2 Lender

By:	/s/ Mitchell Vega
Name:	Mitchell Vega
Title:	Vice President

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FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender and a Term Facility 2 Lender

By:	/s/ Thomas C. Owens
Name:	Thomas C. Owens
Title:	Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION, as a Lender and a Term Facility 2 Lender

By:	/s/ Kimberly Gill
Name:	Kimberly Gill
Title:	Vice President

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RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Matt Stein
Name:	Matt Stein
Title:	Senior Vice President

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